Exhibit 99.1

Press Release

The Container Store to Execute Comprehensive Recapitalization Transaction with Lender Support to Best Position the Company for Future Success

Open for business with no impact on customers; store operations, online sales, and in-home services will continue as normal

All vendors to be unimpaired and paid in full

Commitment for $40mm of new money, significant deleveraging and support from at least 90% of Term Loan Lenders to enable business strategy and improve liquidity

Existing ABL refinanced with an upsized facility with an extended maturity

Company expects to confirm a plan of reorganization within 35 days and emerge shortly thereafter, positioned for sustainable growth

COPPELL, Texas--(BUSINESS WIRE)--The Container Store Group, Inc. (“The Container Store” or “the Company”), the nation’s leading retailer of organizing solutions, custom spaces, and in-home services, today announced it will implement a recapitalization transaction to bolster its financial position, fuel growth initiatives, and drive enhanced long-term profitability. To effectuate the transaction, The Container Store and certain of its subsidiaries filed for voluntary protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas on December 22, 2024.

Throughout this process, the Company will operate its business as usual and will continue to provide high-quality products and in-home services to its customers without disruption. The Company’s stores and website will continue to operate as normal; all customer deposits and orders will be honored and delivered as normal.

At least 90% of the Company’s Term Loan Lenders have entered into a transaction support agreement, pledging their support for the in-court recapitalization which, among other things, will provide the Company with (i) $40mm of new money financing, (ii) at least $45mm of deleveraging, (iii) substantial debt service relief and (iv) material maturity runway. In addition, the Company has modified its asset-backed lending facility to add $40mm in upsized capacity. The recapitalization will substantially strengthen the Company’s balance sheet and liquidity position to enable The Container Store to continue meeting its commitments to its partners, vendors and stakeholders without disruption. Pursuant to the transaction support agreement, the Company has negotiated and solicited support for a pre-packaged plan of reorganization and expects to confirm the plan of reorganization within the next 35 days.

“The Container Store is here to stay. Our strategy is sound, and we believe the steps we are taking today will allow us to continue to advance our business, deepen customer relationships, expand our reach, and strengthen our capabilities,” said Satish Malhotra, Chief Executive Officer and President of The Container Store. “We are particularly excited about the future of our custom space offerings, which continue to demonstrate strength. I want to thank our incredibly talented employees for their continued dedication, our customers, partners, and vendors for their support, and our lenders who clearly see the strong potential in our business. We intend to maintain our strong workforce and remain committed to delivering an exceptional experience for our customers while we execute this recapitalization and for many years to come.”

The Company has filed a motion with the Bankruptcy Court that will allow it to make timely payments to vendors, suppliers, and other trade creditors in full under normal terms for goods and services delivered both before and after the filing. Therefore, outside of its Term Loan Lenders, the Company’s other creditors (including its vendor and trade partners) will be unimpaired as part of the transaction. The Container Store will emerge as a private company, under the ownership of its Term Loan Lenders, with a healthy financial profile primed to drive long-term growth.

The Chapter 11 process does not include the Company’s Elfa business in Sweden, which continues to operate as usual.

The Container Store has created a dedicated website for stakeholders to get information about the Chapter 11 case at www.futureforcontainerstore.com.

Additional information on the Company’s Chapter 11 case can be found at www.veritaglobal.net/thecontainerstore or contact Verita, the Company’s noticing and claims agent, at (888) 251-3046 (for toll-free U.S. and Canada calls) or (310) 751-2615 (for tolled international calls).

The Container Store is advised in this matter by Latham & Watkins LLP as legal counsel, Houlihan Lokey as investment banker, FTI Consulting as financial and communications advisor, and A&G Realty as real estate advisor. The ad hoc group of the Company’s Term Loan Lenders are advised in this matter by Paul Hastings LLP, Greenhill & Co. as investment banker, and AlixPartners as financial advisor.

About The Container Store

Founded in 1978, The Container Store Group, Inc. is the nation’s only retailer with a solution-oriented offering of custom spaces, organizing solutions, and in-home services, designed to transform lives through the power of organization. With more than 100 locations nationwide and a flagship online store, the retailer offers an exclusive portfolio of custom space lines that can be designed for any area of the home, and more than 10,000 products to complete any space.

Visit www.containerstore.com for more information about complementary Custom Spaces in-home or in-store design, in-home organizing, products, store locations, trade program, and business to business opportunities.

Follow The Container Store on Facebook, X, Instagram, TikTok, YouTube, Pinterest and LinkedIn.

Media:
The Container Store Group, Inc.
publicrelations@containerstore.com

Rachel Chesley / Rachel Rosenblatt

ContainerStoreSC@fticonsulting.com

Investors:

ICRTCS@icrinc.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the strength of the Company’s business, long-term profitability, advancing the Company’s strategy, the Company’s ability to continue operating its business and make timely payments, maintaining our workforce, and the Company’s ability to implement the restructuring pursuant to the Chapter 11 cases and plan of reorganization, including the timetable of completing such transactions, if at all. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our expectation that our operations will continue in the normal course following the commencement of the Chapter 11 proceedings, potential risks associated with Chapter 11 proceedings, potential risks associated with trading on the OTC Market, including liquidity constraints and limited regulatory oversight, risks related to our indebtedness may restrict our current and future operations, and we may not be able to comply with the covenants in our credit facilities or refinance or amend our credit facilities on favorable terms, or at all; there is substantial doubt regarding our ability to continue as a going concern; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, (the “SEC”) on May 28, 2024, as updated by our Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2024, filed with the SEC on October 30, 2024 and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

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